UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2015

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 21, 2015, Amphenol Corporation (the “Company”) announced the retirement of Diana G. Reardon as its Chief Financial Officer, effective July 21, 2015.  Ms. Reardon will continue as an employee of the company as a Senior Advisor.

Also on July 21, 2015, the Company announced that Craig A. Lampo would be appointed as Chief Financial Officer, effective July 21, 2015.  Mr. Lampo, age 45, has been with the Company for more than 10 years as Vice President and Corporate Controller.  Prior to joining Amphenol, he spent 11 years at Arthur Andersen LLP and Deloitte Touche Tohmatsu Limited.  He is a certified public accountant and a graduate of the University of Connecticut.  Mr. Lampo will continue to participate in the Company’s core management compensation programs described in the Company’s 2015 Proxy Statement, including: base salary, an annual performance-based incentive plan payment opportunity, annual stock option awards, insurance benefits and retirement benefits.  In connection with his new role, as of July 1, 2015, Mr. Lampo’s base annual salary was increased to $400,000 and his Management Incentive Plan percentage multiplier pursuant to the 2015 Management Incentive Plan was increased to 45%.

Also on July 21, 2015, the Board of Directors of the Company voted to increase the number of members of the Board of Directors from nine to ten and to appoint Ms. Reardon to fill the newly-created vacancy.  As an employee director, Ms. Reardon will not be entitled to any of the non-employee director compensation or benefits as described in our most recent Proxy Statement filed on April 20, 2015.  As of August 1, 2015, her current annual compensation will be reduced from $670,000 to $335,000 and any additional benefit pursuant to the 2015 Management Incentive Plan will cease to accrue.  It is not anticipated that Ms. Reardon will be given additional grants of employee stock option awards.  She will continue to participate in the other employee compensation and benefit programs she previously participated in as described in the Company’s 2015 Proxy Statement.

Neither Ms. Reardon nor Mr. Lampo have any family relationships with any of the directors and executive officers of the Company.  There are no transactions that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing these events is attached hereto as Exhibit 99.1.  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1       Press Release dated July 21, 2015

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ R. Adam Norwitt
R. Adam Norwitt
President and Chief Executive Officer

Date: July 21, 2015